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                                                                   Exhibit 4.7
                               WARRANT AGREEMENT
                               -----------------

          WARRANT AGREEMENT, dated March 17, 1999, between Convergent Communications, Inc., a Colorado corporation (the "Corporation"), and each of the entities named on Exhibit A hereto (each an "Initial Purchaser" and
                      ---------
collectively, the "Initial Purchasers").

     The Corporation and the Initial Purchasers have entered into a certain Securities Purchase Agreement, dated as of the date hereof, pursuant to which each of the Initial Purchasers is purchasing from the Corporation, simultaneously with the execution and delivery of this Agreement on the date hereof, certain securities of the Corporation that are convertible into or exercisable for shares of the Corporation's common stock, including certain warrants issued by the Corporation. The Corporation and the Initial Purchasers intend for this document to set forth the terms of such warrants.

     In consideration of the premises and the covenants and agreement herein contained, in order to induce the Purchasers to enter into such Securities Purchase Agreement and consummate the transactions contemplated thereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1    As used in this Agreement, the following terms have the
     -----------
meanings indicated:

     "Additional Shares of Common Stock" means any shares of Common Stock issued or deemed to be issued by the Corporation after the Closing Time other than shares issued upon conversion of any Series A Share or exercise of any Warrant.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act. The term "affiliated" (whether or not capitalized) shall have a correlative meaning. For purposes hereof, neither the Corporation nor any Subsidiary shall be deemed to be an Affiliate of any Purchaser and no Purchaser nor any Affiliate of any Purchaser shall be deemed to be an Affiliate of the Corporation.

     "Agreement" means this Warrant Agreement, as amended from time to time in accordance with the terms hereof.
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     "Beneficial Owner" means a beneficial owner within the meaning of Rules
13d-3 and 13d-5 under the Exchange Act, as interpreted by the Commission, provided that a Person shall be deemed to have beneficial ownership of all securities that such Person has a right to acquire without regard to the 60 day limitation in subdivision (d)(i) of such Rule 13d-3. The terms (whether or not capitalized) "beneficially own" and "owned beneficially" shall have correlative meanings.

     "Board" means the Board of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in either New York, New York, or the city and state in which the principal executive offices of the Corporation within the United States are located are authorized or obligated by law or executive order to close.

     "capital stock" when used with respect to any corporation means (unless the context otherwise indicates) any and all shares of capital stock (however designated) of such corporation, including each class and series of common stock and preferred stock of such corporation, any class or series, any and all stock appreciation rights and any and all equivalents of any of the foregoing, and including any security or interest convertible into or warrant, option or other right (absolute or contingent) to subscribe for, purchase or otherwise acquire any of the foregoing, in each case whether or not evidenced by any certificate, instrument or other document and whether voting or nonvoting.

     "Change of Control" has the meaning set forth in Section 101 of the Indenture. The definition of such term, together with the definitions of all capitalized terms used therein that are also defined in the Indenture, are hereby incorporated herein by reference.

     "Closing Date" means the date of the closing of the consummation of the first issuance of Series A Shares to one or more of the Purchasers pursuant to the Purchase Agreement.

     "Closing Time" means 10:00 A.M., New York City time, on the Closing Date.

     "Commission" means the Securities and Exchange Commission or any successor federal agency administering the Securities Act.

     "Common Stock" means the Common Stock, no par value, of the Corporation as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and (except where the context otherwise requires) shall also include (i) capital stock of the Corporation of each and every other class or series (regardless of how denominated) which is also not preferred as to dividends or assets on liquidation over any other class or series of stock of the Corporation and which is not subject to redemption and
(ii) shares of common stock of any successor or acquiring corporation (as defined in Section 3.13) received by or distributed to the holders of Common
           ------------
Stock of the Corporation in the circumstances contemplated by Section 3.13.
                                                              ------------

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     "Convertible  Securities" means evidences of indebtedness, shares of stock or other securities or obligations (except the Series A Preferred Stock and the Warrants) that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for any Common Stock, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

     "Corporation Parties" means the Corporation and its Subsidiaries.

     "Current Market Price" means, in respect of any share of Common Stock as of any time,

     (i) if the Common Stock shall not then be Publicly Traded, the Fair Market Value per share of Common Stock as at such date as determined by the Board in good faith (subject to Section 3.8(e), if applicable), or
                                          --------------

     (ii) if the Common Stock is then Publicly Traded, the average of the reported last sales prices for the ten consecutive Trading Days commencing twenty Trading Days before the date in question.

The reported last sales price for each Trading Day shall be

     (i) the reported last sales price, regular way, as reported on the New York Stock Exchange Composite Tape, or

     (ii) if not listed or admitted to trading on the New York Stock Exchange, on the National Market tier of The Nasdaq Stock Market, or

     (iii) if the Common Stock is not listed or admitted to trading on the National Market tier of the Nasdaq Stock Market at such time, in the principal consolidated or composite transaction reporting system on the principal national securities exchange on which such security is listed or admitted to trading, or

     (iv) if such security is not quoted on such National Market tier, the average of the highest bid and lowest asked prices on such day as reported by The Nasdaq Stock Market.

As used herein, the term "Trading Day" means a day on which the New York Stock Exchange, each national securities exchange on which the Common Stock is listed and The Nasdaq Stock Market are open for business, provided that if no sales of
                                                   --------
the Common Stock take place on such day on the relevant exchange or stock market determined under the immediately preceding sentence, such day shall not be a Trading Day. The Common Stock shall be considered to be "Publicly Traded" as of any date if on such date (i) the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and (ii) the Common Stock is listed for trading on a national securities exchange registered under the Exchange Act or traded in the over-the-counter market and quoted on The Nasdaq Stock Market. The Common Stock shall be considered to be "Publicly Traded" as of any

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date if on such date (i) the Common Stock is registered under Section 12(b) or
12(g) of the Exchange Act and (ii) the Common Stock is listed for trading on a national securities exchange registered under the Exchange Act or traded in the over-the-counter market and quoted on The Nasdaq Stock Market.

     "Election to Convert" is defined in Section 2.3.
                                         -----------

     "Election to Exercise" is defined in Section 2.2.
                                          -----------

     "Employee Option" means any option to purchase Common Stock for cash which is granted by or with the approval of the Board to any director, officer, employee or consultant of the Corporation or any subsidiary of the Corporation pursuant to (i) the Corporation's stock option plans disclosed in a schedule to the Purchase Agreement and as in effect on the Closing Date or (ii) any other option plan adopted by the Corporation after the Closing Date with (A) if adopted before a Qualifying IPO, the prior approval of the Majority Holders or
(B) if adopted after a Qualifying IPO, with the prior approval of the Corporation's common stockholders.

     "Entity" means any corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, other unincorporated business or organization or other Person which is not either a natural person or a governmental authority or agency.

     An "equity interest" in or of any Entity includes any capital stock or other equity security issued by such Entity, any partnership (general or limited) or joint venture interest in such Entity, any other equity, ownership, participating or beneficial interest in such Entity, any stock appreciation or other equity appreciation right with respect to such Entity, and any equivalent of any of the foregoing, regardless of how denominated and whether voting or non-voting, and any security or interest convertible into or warrant, option or other right (absolute or contingent) to subscribe for, purchase or otherwise acquire, any of the foregoing, in each case whether or not evidenced by any certificate, instrument or other document and whether voting or nonvoting.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Existing Rights" means all Rights (including stock options issued pursuant to the Corporation's Stock Option Plans) and Convertible Securities, not including any Series A Shares or Warrants, which were outstanding at the Closing Time and disclosed on a schedule to the Purchase Agreement.

     "Fair Market Value" means, in respect of any security, asset or other property, the price at which a willing seller would sell and a willing buyer would buy such security, asset or other property having full knowledge of the facts, in an arm's-length auction transaction without time constraints, and without being under any compulsion to buy or sell. The Fair Market Value of a share of Common Stock as of any time shall be determined as of the last day of the most recent calendar month which ended prior to such time, shall be determined without giving effect to any discount for a minority interest, to any lack of liquidity of the Common Stock or to the fact that the Corporation may have no class of equity security registered under the Exchange Act. The Fair Market Value of the Corporation shall be determined on a going concern basis, and on the basis that the management and other key employees of the Corporation and its subsidiaries will continue to be employed indefinitely and without treating as liabilities the amount, if any, payable or which may be payable by the Corporation pursuant to the indemnification provisions of the Purchase Agreement.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Indenture" means the Indenture, dated as of April 2, 1998, between the Corporation and Norwest Bank Colorado, N.A., a national banking association, as Trustee, as in effect at the Closing Time, regardless of any subsequent amendment, modification, termination or expiration thereof.

     "Investor Rights Agreement" means the Investor Rights Agreement, dated as of the Closing Date, among the Corporation and the Purchasers, as it may be further amended from time to time in accordance with its terms.

     "Majority Holders" means, as of any time, the holders of a majority of the Warrants then outstanding.

     "Outstanding Common Shares" means, as of any time, all issued and outstanding shares of Common Stock as of such date, except shares then owned or held by or for the account of the Corporation or any subsidiary thereof. Outstanding Common Shares shall not include any shares issuable upon exercise, conversion or exchange of any Rights or Convertible Securities or issuable in payment of any dividend or other distribution which has been declared but not actually paid, nor any other shares which have not actually been issued.

     "Permitted Holders" has the meaning set forth in Section 101 of the Indenture. The definition of such term, together with the definitions of all capitalized terms used therein that are also defined in the Indenture are hereby incorporated herein by reference.

     "Person" means any individual, corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, unincorporated business or organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual, fiduciary or other capacity.

     "Purchase Agreement" means the Securities Purchase Agreement, dated as of the Closing Date, between the Corporation and the Purchasers, as the same may be amended from time to time in accordance with its terms and with the prior written consent of the Majority Holders.

     "Purchasers" means the SCP Partnerships and each other Person, if any, who purchases shares of Series A Preferred Stock and Warrants pursuant to the Purchase Agreement, either at the

First Closing (as defined in the Purchase Agreement) or at the Second Closing (as defined in the Purchase Agreement).

     "Qualifying IPO" means the consummation of a single public offering of the Corporation's Common Stock registered under the Securities Act generating gross proceeds to the Corporation of at least $50 million.

     "Redeemable Stock" has the meaning set forth in Section 3.2(b).
                                                     --------------

     "Reference Price" means, as of any time, the higher of (x) one-half of the Warrant Price then in effect or (y) the Current Market Price per share of the Common Stock determined as of such time.

     "Reorganization Event" has the meaning assigned to it in the Series A Articles of Amendment.

     "Rights" means (i) any Convertible Securities and (ii) any options, warrants or other rights (except Convertible Securities, the Series A Preferred Stock and the Warrants), however denominated, to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

     "Sale of the Company" means any of the following:

               (i)  any Change of Control; or

          (ii) any "person" (within the meaning of that term as used in the rules under Section 13(d) and 14(d) of the Exchange Act, as interpreted by the Commission), other than any SCP Holder or any Affiliate of any SCP Partnership or any group of persons acting in concert which includes any SCP Partnership or any Affiliate of any SCP Partnership and other than the Permitted Holders, at any time becomes the Beneficial Owner, directly or indirectly and whether as a result of issuances, redemptions or repurchases by the Corporation of Common Stock or transfers of Common Stock by stockholders of the Corporation, of Common Stock representing 50% or more of the combined voting power with respect to the election of directors of the Corporation represented by all then outstanding Common Stock of the Corporation or, prior to a Qualifying IPO, representing more voting power with respect to the election of directors of the Corporation than the combined voting power of the Common Stock Beneficially Owned by the Permitted Holders; or

          (iii) the Corporation consolidates with, or merges with or into, another Person, directly or indirectly sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Corporation or any Subsidiary of the Corporation, in any such event pursuant to a transaction in which the outstanding Common Stock of the Corporation is converted into or exchanged for cash, securities, equity interests or other property and immediately after such transaction the Persons who were the Beneficial Owners of the outstanding Common Stock of the Corporation immediately prior to such transaction are not the beneficial owners, directly or indirectly, of more than 50% of the combined voting power represented by all then outstanding common stock of the surviving or transferee Person; or

          (iv) the Corporation or any of its Subsidiaries purchase, lease or otherwise acquire assets of any Person or Persons, in one or a series of related transactions, for consideration consisting in whole or in part of Common Stock, Convertible Securities or Rights and the number of shares of Common Stock issued by the Corporation (including all shares issuable or purchasable upon exercise of all such Convertible Securities and Rights) in such transaction is equal to 50% or more of the number of fully diluted shares of Common Stock outstanding immediately prior to such transaction (or the first of such series of transactions); or

               (v)   any Reorganization Event.

     "SCP Holder" means (i) each of the SCP Partnerships and (ii) each other Person who (A) at any time acquires any Series A Shares directly or indirectly from any SCP Holder in a transaction or chain of transactions not involving a public offering within the meaning of the Securities Act and (B) was designated, by the SCP Holder from whom such Series A Shares were acquired, as an SCP Holder in a written notice delivered to the Corporation, in each case for so long as any such Person continues to hold any Warrant.

     "SCP Partnerships" means Sandler Capital Partners IV, L.P., a Delaware limited partnership, and Sandler Capital FTE Partners, L.P., a Delaware limited partnership, or their respective successors.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "Series A Articles of Amendment" means the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation setting forth the resolution of the Board creating and authorizing the issuance of the Series A Preferred Stock and filed with the Colorado Secretary of State pursuant to
Section 7-106-102 of the Colorado Business Corporation Act or any successor provisions of the Corporation's Articles of Incorporation, as the same may have been amended prior to or concurrently with the Closing Time and thereafter may be amended.

     "Series A Preferred Stock" means the Series A Senior Convertible Preferred Stock, no par value, of the Corporation as constituted on the Closing Date, and any capital stock into which such Preferred Stock may thereafter be changed (otherwise than upon conversion thereof).

     "Series A Share" means any issued and outstanding share of Series A Preferred Stock. In no event shall shares of Series A Preferred Stock owned or held by or for the account of the Corporation or any subsidiary thereof be deemed to be issued and outstanding for any purpose.

     "Warrant Certificate" means a certificate, substantially in the form attached hereto, evidencing one or more Warrants.

     "Warrant Price" means, as of any time and with respect to any Warrant, the price payable upon exercise of such Warrant, in whole or in part, for one share of Common Stock, which price initially shall be the initial price of Ten Dollars per share of Common Stock, as such price shall have from time to time been cumulatively adjusted pursuant to Article III through such time.
                                  -----------

     "Warrant Securities" means, with respect to any Warrant at any time, each class and series of Warrant Stock, each class, series and issue of any other securities, and any Rights with respect to any of such Warrant Stock or other securities, any shares, number or other amount of which at such time are deliverable to a holder of any Warrant upon exercise of such Warrant.

     "Warrant Stock" means, with respect to any Warrant at any time, the Common Stock, each other class or series of capital stock and any Rights or Convertible Securities with respect to any of the foregoing any shares, number or other amount of which at such time is deliverable to a holder of any Warrant upon exercise of such Warrant.

     "Warrants" means all Warrants issued by the Corporation to the Purchasers or any of them pursuant to the Purchase Agreement (whether at the "First Closing" or the "Second Closing" referred to therein) and all Warrants issued upon transfer, division or combination of, or in substitution for or replacement of, any thereof.

     Section 1.2    Terms Generally; Certain Rules of Construction. This
                    ----------------------------------------------
Agreement is to be interpreted in accordance with the following rules of construction:

     (i) Number and Gender.  All definitions of terms apply equally to both the
         -----------------
singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

     (ii) "Including," "Herein," Etc.  The words "include," "includes" and
           -------------------------
"including" are deemed to be followed by the phrase "without limitation". The words "herein", "hereof", and "hereunder" and words of similar import refer to this Agreement (including all Exhibits and Schedules) in its entirety and are not limited to any part hereof unless the context shall otherwise require. The word "or" is not exclusive and means "and/or."

     (iii)     Subdivisions and Attachments.  All references in this Agreement
               ----------------------------
to Articles, Sections, subsections, Exhibits and Schedules are, respectively, references to

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Articles, Sections and subsections of, and Exhibits and Schedules attached to, this Agreement, unless otherwise specified.

     (iv) References to Documents and Laws.  Except as expressly provided
          --------------------------------
herein, all references to (x) any other agreement or instrument or (y) any law, statute, rule, regulation, permit, license or similar item are to it as amended and supplemented from time to time (and, in the case of a law, statute, rule or regulation, to any corresponding provisions of successor laws, statutes, rules or regulations).

     (v) References to Days.  Any reference in this Agreement to a "day" or
         ------------------
number of "days" (without the explicit qualification "Business") is a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be taken or given on the next Business Day.

     (vi) Examples.  If, in any provision of this Agreement, any example is
          --------
given (through the use of the words "such as," "for example," "e.g." or
                                                               ---
otherwise) of the meaning, intent or operation of any provision, such example is intended to be illustrative only and not exclusive or limiting.

     (vii)     Participation in Drafting.  The parties and their respective
               -------------------------
legal counsel have participated in the drafting of this Agreement, and this Agreement will be construed simply and according to its fair meaning and not strictly for or against any party.

     (viii)  Headings.  The table of contents and section headings contained in
             --------
          this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (ix) "Exercise".  When used with reference to any Series A Share, Warrant,
           --------
          Convertible Security or Right, the term "exercise" shall mean the exercise of the right to exchange or convert such Series A Share, Warrant, Convertible Security or Right for or into, subscribe for, purchase or otherwise acquire shares of Common Stock or other underlying securities represented by such Series A Share, Warrant, Convertible Security or Right, including an exercise, conversion or exchange of a Warrant pursuant to Section 2.2, 2.3 or 2.4. Variants
                                            -----------  ---    ---
          of such word (including "exercised" and "exercisable") shall have correlative meanings.

     (x) "Issue" and "Property".  Whenever used with respect to any Additional
          ---------------------
     Share of Common Stock or any other share of Common Stock, the word "issue" includes any issuance, sale or other method of transfer or delivery of such share, whether such share is newly issued or is a treasury share and variants of such word (including "issued", "issuance" or "issuable") used with respect to any Additional Share of Common Stock or any other share of Common Stock shall have correlative meanings; therefore, any provision of this Agreement which is stated to be applicable if the Corporation issues or shall issue any share is applicable both to a newly issued share and to a treasury share sold or otherwise transferred or delivered. The word "property" shall include assets or property of any kind, real, personal, tangible or intangible.

                                   ARTICLE II

                              EXERCISE OF WARRANTS

     Section 2.1    Exercise of Warrants.  Any Warrant or Warrants may be
                    --------------------
exercised, in whole or in part, as provided in this Article II at any time and
                                                    ----------
from time to time during the period five consecutive years beginning ont he earliest of (i) the consummation of the Corporation's initial public offering of Common Stock registered under the Securities Act, (ii) 180 days after the Closing Date or (iii) immediately before the occurrence of any Sale of the Company or any liquidation, dissolution or winding up of the Corporation.

      Section 2.2   Mechanics of Exercise.  Subject to Section 2.3 and Section
                    ---------------------              -----------     -------
2.4, any Warrant or Warrants may be exercised by any Warrantholder, at any time
---
and from time to time and in whole or in part, upon delivery to the Corporation at its principal executive offices within the United States or at another office or agency designated by the Corporation pursuant to Section 4.3, of the Warrant
                                                    -----------
Certificate(s) evidencing the Warrant(s) to be exercised, together with the form of election to purchase (the "Election to Purchase") substantially in the form annexed to this Agreement duly completed and signed by such Warrantholder or by such Warrantholder's duly appointed legal representative or attorney-in-fact, and payment in full to the Corporation of the aggregate Warrant Price with respect to each Warrant exercised. Payment of the aggregate Warrant Price for the Warrant(s) exercised shall be made in cash, by bank wire transfer or by check payable to the order of the Corporation. Unless such Warrantholder is a Purchaser, if such payment is made by check, such check shall be certified or an official bank check. Subject to Section 2.7, any Warrant (or portion thereof)
                                 -----------
exercised shall be deemed to have been exercised immediately prior to the close of business on the day of delivery of the last to be delivered of such items.

     Section 2.3    Conversion In Lieu of Exercise.  Any Warrantholder, in its
                    ------------------------------
sole discretion may elect, in lieu of the exercise of any Warrant held by such Warrantholder or any portion thereof in accordance with Section 2.2, to convert
                                                        -----------
such Warrant or portion thereof into

     (i) the nearest whole number of shares of Common Stock equal to the quotient obtained by dividing "A" by "B" where

          "A" is the product of (x) the number of shares of Common Stock then issuable if such Warrant (or portion thereof) were exercised on the date of conversion and (y) the excess, if any, of (1) the Current Market Price per share of Common Stock as of the date of conversion over (2) the Warrant Price in effect on the date of conversion, and

          "B" is the Current Market Price per share of Common Stock as of the date of conversion, and

     (ii) the kind and amount of cash, other securities and other property, if any, to which such Warrantholder would be entitled upon an exercise of such Warrant or portion thereof.

The conversion right provided for in this Section 2.3 may be exercised in whole
                                          -----------
or in part and at any time and from time to time while any Warrant or any portion of any Warrant is outstanding. The conversion right may be exercised by any Warrantholder in whole or in part upon delivery to the Corporation at its principal executive offices within the United States or at another office or agency designated by the Corporation pursuant to Section 4.3 of the Warrant
                                                 -----------
Certificate(s) evidencing the Warrant(s) to be converted, together with a form of election to convert (the "Election to Convert") substantially in the form attached to this Agreement duly completed and signed by such Warrantholder or by such Warrantholder's duly appointed legal representative or attorney-in-fact. Any Warrant (or portion thereof) converted shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing.

     Section 2.4    Exchange of Warrants In a Recapitalization.  The
                    ------------------------------------------
Corporation, with the prior written consent of the holders of a majority of the Warrants then outstanding, may elect to effect a partial recapitalization of the Corporation pursuant to which all or a portion of the Warrants then outstanding are exchanged, on a per Warrant basis, into the number of shares of Common Stock and the kind and amount of cash, other securities and other property, if any, into which a Warrant could be converted pursuant to Section 2.3 as of the date
                                                    -----------
of such recapitalization. Any such exchange of less than all outstanding Warrants will be made on a pro rata basis, and shall be effective (subject to
                           --- ----
Section 2.7) on such date as may be determined by the Corporation with the
-----------
consent of the Majority Holders.

      Section 2.5   Delivery of Warrant Securities.  As promptly as practicable
                    ------------------------------
after exercise, conversion or exchange of any Warrant (or portion thereof) as provided in Section 2.2, 2.3 or 2.4, and in any event within five Business Days
            -----------  ---    ---
thereafter, the Corporation shall issue and deliver to the holder, or to his nominee(s) or, subject to compliance with the Securities Act, transferee(s), a certificate or certificates for the number of whole shares of Common Stock to which such holder shall be entitled, registered in such name or names as such Warrantholder may designate in writing. Subject to Section 2.7, each such
                                                   -----------
certificate shall be dated as of the effective date of exercise as determined pursuant to Section 2.2, Section 2.3 or Section 2.4, as applicable, and such
            -----------  -----------    -----------
Warrantholder shall be deemed to have become a holder of record of such Common Stock for all purposes as of such date. Simultaneously with the delivery of such certificate(s) for such Common Stock, the Corporation also shall deliver to such holder all cash, other securities and other property, if any, to which he is entitled by virtue of the Warrants exercised. If fewer than all of the Warrants evidenced by any Warrant Certificate delivered to the Corporation for exercise, conversion or exchange are exercised, converted or exchanged, the Corporation shall also deliver to the Warrantholder, at the time of delivery of the certificate(s) representing such Common Stock, a new Warrant Certificate, dated as of the Closing Date, evidencing the number of Warrants remaining unexercised and otherwise identical to the Warrant Certificate so delivered, or if requested in writing by the holder, in lieu of issuing such new Warrant Certificate, the Corporation shall make an appropriate notation on such Warrant Certificate so delivered for exercise indicating the number of Warrants evidenced thereby which remain unexercised and shall return such Warrant Certificate to the holder.

      Section 2.6   Expenses and Taxes.  The Corporation shall pay all expenses
                    ------------------
in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery of the Warrant Securities and other property which any holder is entitled to receive upon exercise of any Warrant or Warrants pursuant to Section 2.2, Section 2.3 or Section 2.4. The
                                -----------  -----------    -----------
Corporation shall not be required, however, to pay any stamp, stock transfer or other similar tax or other governmental charge required to be paid solely by virtue of any transfer involved in the issue of Warrant Securities in any name other than that of the holder of the Warrant(s) exercised at the order of such Holder, and if any such transfer is involved, the Corporation shall not be required to issue or deliver the Warrant Securities as to which such tax or charge is applicable until such tax or other charge shall have been paid or it has been established to the Corporation's reasonable satisfaction that no such tax or other charge is due.

     Section 2.7      Exercise Associated With Public Offerings or Requiring
                      ------------------------------------------------------
Governmental Action.  Any Warrantholder may, by a letter or other written notice
-------------------
to the Corporation accompanying such Warrantholder's Notice of Election to Exercise or Election to Convert state that the exercise or conversion by such Warrantholder of any Warrant or portion thereof (i) is in connection with an offering of securities registered or to be registered pursuant to the Securities Act and is conditioned upon, and subject to withdrawal or revocation (in whole or in part) at the election of such Warrantholder at any time prior to, the closing of the sale of such securities pursuant to such offering or (ii) is subject to one or more filings with, reviews or approvals by or other requirements of any governmental authority or agency and is conditioned upon, and is subject to withdrawal or revocation (in whole or in part) at the election of such Warrantholder at any time prior to, the completion of such filings or reviews, the receipt of such approvals or the satisfaction of such other requirements. In such event, if such exercise or conversion is not so withdrawn or revoked, the delivery to or upon the order of the exercising or converting Warrantholder of the certificate(s) or instrument(s) representing or evidencing the Warrant Shares deliverable by reason of such exercise or conversion shall be at such time or times as such Warrantholder shall specify in a written notice to the Corporation. During any period following delivery of the Election to Exercise or the Election to Convert until such time or times (or such withdrawal or revocation) such Warrant or portion thereof shall continue to be outstanding for all purposes, including for purposes of adjustments pursuant to Article III. The Majority Holders shall have similar rights in the event of any exchange pursuant to Section 2.4.
            -----------

     Section 2.8    Fractional Shares of Common Stock.  If the number of shares
                    ---------------------------------
of Common Stock issuable on the exercise of any Warrant is not a whole number, the Corporation shall not be required to issue any fraction of a share of Common Stock and such number of shares issuable shall be rounded up to the next highest whole number. If more than one Warrant shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of Warrants so surrendered for conversion. Notwithstanding the provisions of this Section 2.8, in computing adjustments to the Exercise Price pursuant to
     -----------
Article III, fractional shares of Common Stock shall be taken into account and
-----------
any outstanding Warrant may at any time represent the right to receive upon conversion less than one share of Common Stock or some other number of shares of Common Stock which is not a whole number.

      Section 2.9   Covenant to Reserve Shares for Issuance on Exercise.  The
                    ---------------------------------------------------
Corporation shall at all times reserve and keep available out of the authorized but unissued shares of Common Stock, solely for the purpose of issue upon exercise of the Warrants, the full number of shares of Common Stock issuable if all outstanding Warrants were to be converted in full. All shares of Common Stock which shall be issuable upon exercise of any Warrant (or portion thereof) shall be newly issued, duly authorized, validly issued, fully paid and nonassessable and without any personal liability attaching to the ownership thereof, and the issuance thereof shall not give rise or otherwise be subject to preemptive or similar purchase rights on the part of any Person or Persons, and the Corporation shall take any corporate and other actions that may, in the opinion of its counsel, be necessary in order that the Corporation may comply with the foregoing. The Corporation hereby irrevocably authorizes and directs its current and future transfer agents, if any, for the Common Stock and for any shares of the Corporation's capital stock of any other class or series issuable upon the conversion of the exercise of the Warrants at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Corporation shall supply such transfer agents with duly executed stock certificates for such purposes.

      Section 2.10  Compliance with Governmental Requirements; Listing of
                    -----------------------------------------------------
Shares.

          (a) General.  If issuance of any Warrant Securities issuable upon
              -------
exercise of any Warrant(s) require, under any applicable federal, state, local or foreign law, rule or regulation or any applicable requirement of any national securities exchange or inter-dealer quotation system, any registration, qualification, listing or approval before such shares may be issued upon conversion, the Corporation shall in good faith, as promptly as practicable and at its expense, diligently endeavor to cause such shares to be duly registered, qualified, approved or listed, as the case may be and Section 2.7 shall apply.
                                                      -----------

          (b) Listing.  Without limiting the generality of Section 2.10(a), if
              -------                                      ---------------
any shares of Common Stock or other capital stock or securities required to be reserved for issuance upon exercise of any Warrant(s) require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Corporation will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

During all periods during which shares of Common Stock or any other capital stock or securities of the same class, series or issue as are issuable upon exercise of any Warrant are listed, qualified or otherwise eligible for trading or quotation on any national securities exchange or The Nasdaq Stock Market or any similar quotation system, the Corporation shall cause all shares of Common Stock, and all such other capital stock and securities, issuable upon conversion of such Warrant to be listed, qualified or eligible for trading or quotation thereon upon issuance thereof.

          (c) HSR Act, Etc.  Without limiting the generality of Section 2.10(a),
              ------------                                      ---------------
if any holder's intended exercise of any Warrant (alone or with other proposed acquisitions of Common Stock or other securities of the Corporation) would or might be subject to the HSR Act, the Corporation shall promptly comply with any applicable requirements under the HSR Act relating to filing and furnishing of information to the Federal Trade Commission and the Antitrust Division of the Department of Justice and shall cooperate, and cause all Persons which are part of the same "person" (as defined for purposes of the HSR Act) as the Corporation to cooperate and assist in such filing and compliance. If any holder is advised by its legal counsel that its intended exercise of Warrant(s) would or might be subject to any other law, rule or regulation which requires any filing with or review or approval by any governmental authority or agency, the Corporation shall promptly comply with any requirements of such law, rule or regulation applicable to it and shall cooperate with such holder in such holder's efforts to comply with the requirements of such law, rule or regulation applicable to it on a timely basis.

          (d) Expenses.  Each of the Corporation and such holder shall bear and
              --------
pay any costs or expenses that it incurs in complying with this Section 2.10,
                                                                ------------
except that each shall pay one half of any filing fee payable to the FTC or the Department of Justice pursuant to Section 2.10(c) and the HSR Act.
                                  ---------------

                                  ARTICLE III

                        ADJUSTMENT OF WARRANT PRICE AND
                         WARRANT SECURITIES PURCHASABLE
                         ------------------------------

      Section 3.1   Adjustment Generally.  Initially as of the Closing Time,
                    --------------------
each Warrant issued on the Issue Date shall represent the right to purchase one share of Common Stock for an initial Warrant Price of Ten Dollars per share.
The Warrant Price payable and the type and number and amount of securities and other property deliverable upon exercise of a Warrant shall be subject to adjustment from time to time as set forth in this Article III. Such adjustments
                                                  -----------
shall be cumulative and shall be made successively on each and every occasion that any event requiring any such adjustment shall occur. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this

Article III, and Warrant Certificates outstanding at the time of such adjustment
-----------
or issued after such adjustment may state the same Warrant Price and the same number of shares of Common Stock as are stated in the Warrant Certificates prior to such adjustment.

      Section 3.2   Stock Dividends, Subdivisions, Combinations and
                    -----------------------------------------------
Recapitalizations.
-----------------

          (a) Adjustment.  If the Corporation shall at any time (i) declare or
              ----------
pay a dividend or declare, pay or make any other distribution on the Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, (iv) declare or pay a dividend or declare, pay or make a distribution on the outstanding shares of Common Stock in capital stock of the Corporation other than Common Stock or (v) issue any shares of capital stock of the Corporation by way of reclassification of the Common Stock, then in each and every such event, the number of shares of Common Stock purchasable upon exercise of each Warrant shall be adjusted so that the holder of any Warrant thereafter surrendered for exercise shall be entitled to receive the aggregate number of shares of Common Stock or other capital stock of the Corporation which such holder would have owned and would have been entitled to receive by virtue of the happening of any of the events described above had such Warrant been exercised (x) in the case of a dividend or distribution, immediately prior to the record date for the determination of the stockholders entitled to receive such dividend or distribution (or, if no such record date is fixed, immediately prior to any other time as of which the holders of Common Stock entitled to participate in such distribution was determined) or (y) in the case of a subdivision, combination or reclassification, on the effective date of such subdivision, combination or reclassification. Upon such adjustment by reason of an event described in clause (i), (ii) or (iii) of the first sentence of this Section 3.2(a), the Warrant Price shall be adjusted to be the Warrant
        --------------
Price in effect immediately prior to the effectiveness of such adjustment multiplied by the quotient obtained by dividing the number of shares of Common Stock for which a Warrant was exercisable immediately prior to effectiveness by the number of shares of Common Stock for which a Warrant shall be exercisable immediately after such effectiveness. If after an adjustment pursuant to clause
(iv) or (v) of the first sentence of this Section 3.2(a) a holder of a Warrant
                                          --------------
upon exercise may receive shares of two or more classes of capital stock of the Company, the Board shall determine, in good faith, the allocation of the adjusted Warrant Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article. An adjustment made pursuant to this Section 3.2 shall become effective immediately after such record date
        -----------
(or other applicable date referred to in subclause (A)(x) of the immediately preceding sentence) in the case of a dividend or distribution, subject to

Section 3.9(d) and 3.9(e), and shall become effective immediately after the
--------------     ------
effective date in the case of a subdivision, combination or reclassification.

          (b) Exclusion of Distributions of Redeemable Stock.  Notwithstanding
              ----------------------------------------------
Section 3.2(a), if an event listed in clause (iv) or (v) of the first sentence
--------------
of Section 3.2(a) would result in the Warrants being exercisable for shares or
   --------------
units of more than one class or series of capital stock of the Corporation and any such class or series of capital stock provides by its terms a right in favor of the Corporation to call, redeem, exchange or otherwise acquire all of the outstanding shares or units of such class or series (such class or series of capital stock being herein referred to as "Redeemable Stock"), then in lieu of the adjustment pursuant to Section 3.2(a), the adjustment contemplated by

Section 3.3 shall be made with the same effect as if the dividend or
-----------
distribution of such Redeemable Stock or the issuance of the additional class or series of such Redeemable Stock by reclassification had been a distribution of assets of the Corporation.

           Section 3.3   Certain Other Distributions.
                         ---------------------------

          (a) Other Distributions.  Subject to Section 3.3(b) and Section
              -------------------              --------------     -------
3.3(c), if the Corporation shall at any time declare or make any distribution, by dividend or otherwise, to all holders of outstanding shares of Common Stock of any cash or other assets or property of any nature whatsoever, any debt securities or other evidences of its indebtedness, any capital stock, any other securities of any nature whatsoever or any warrants, options or other Rights to subscribe for, purchase or otherwise acquire any assets, property, capital stock, debt or other securities or evidences of indebtedness (excluding dividends or distributions referred to in Section 3.2, Rights referred to in
                                          -----------
Section 3.5 and Convertible Securities referred to in Section 3.6), or shall
-----------                                           ------------
take a record of such holders for the purpose of entitling them to receive such a distribution, then (i) the number of shares of Common Stock for which each Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which such Warrant is exercisable immediately prior to the applicable Adjustment Date determined pursuant to Section 3.3(d),
                                                         --------------
multiplied by a fraction the numerator of which shall be the Current Market Price per share of the Outstanding Common Shares immediately before such Adjustment Date and the denominator of which shall be the excess of (x) such Current Market Price per share of the Outstanding Common Shares as of the Adjustment Date over (y) the amount allocable to one share of the Outstanding Common Shares as of such Adjustment Date of any such cash so distributable and of the Fair Market Value (as determined as of such date in good faith by the Board) of any and all such evidences of indebtedness, shares of capital stock, debt securities, other securities, property, assets or Rights so distributable and (ii) the Warrant Price shall be adjusted to equal (A) the Warrant Price in effect immediately prior to such adjustment multiplied by the quotient obtained by dividing the number of shares of Common Stock for which a single Warrant is exercisable immediately prior to the adjustment by (B) the number of shares of Common Stock for which a single Warrant is exercisable immediately after such adjustment.

          (b) When Adjustment Is Not to be Made.  No adjustment pursuant to the
              ---------------------------------
provisions of Section 3.3(a) shall be made if such adjustment would result in
              --------------
the number of shares of Common Stock for which each Warrant is exercisable being lower, or a Warrant Price that is higher, than was the case immediately prior to such adjustment. In the event that, with respect to any such distribution, the Current Market Price referred to in clause (i)(x) of Section 3.3(a) less than
                                                     --------------
the amount referred to in clause (i)(y) of Section 3.3(a), then the adjustment
                                           --------------
provided for in Section 3.3(a) shall not be made.  In lieu thereof, but subject
                --------------
to Section 3.3(c), the type and number and amount of securities and other
   --------------
property deliverable upon exercise of any Warrant determined as of immediately prior to the effective date for such adjustment specified in Section 3.3(c)shall
                                                             --------------
be adjusted so that the holder of any such Warrant thereafter surrendered for conversion shall be entitled to receive the kind and number or amount of shares of Common Stock (or other capital stock of the Corporation), other Warrant Securities and other property which such holder would have received had such Warrant been exercised immediately prior to

          (i) the record date for the determination of the stockholders entitled to receive such distribution, or

          (ii) if no such record date is fixed, as of any other time as of which the holders of Common Stock entitled to participate in such distribution was determined,

plus the kind and amount of cash, other assets or property, debt securities, other evidences of indebtedness, other securities or Rights which such holder would have been entitled to receive by virtue of being the record holder, as of such record date or other time, of such kind and number or amount of shares of Common Stock or other Conversion Securities. For such purpose, it shall be assumed that such holder of Common Stock or other Conversion Securities failed to exercise rights of election, if any, as to the kind or amount of shares or stock, other securities or property receivable in such distribution, provided
                                                                     --------
that if the kind or amount of shares of stock, other securities or property receivable in such distribution is not the same for each non-electing share, then the kind and amount of shares of stock, other securities or property receivable upon consummation of such transaction for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. If after an adjustment a holder of a Warrant upon exercise may receive shares of two or more classes of capital stock of the Company, the Board shall determine, in good faith, the allocation of the adjusted Warrant Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

          (c) Special Rule for Distributions of Redeemable Stock.  If by virtue
              --------------------------------------------------
of the applicability of Sections 3.2(b) and 3.3(b) in any one or more events,
                        ---------------------------
the Warrant Securities issuable upon conversion of any Warrant consist of or include any shares of Redeemable Stock and if the Corporation redeems all or any part of the outstanding shares of such Redeemable Stock prior to the date on which such Warrant is exercised, then upon exercise of such Warrant the holder thereof shall be entitled to receive, in lieu of such shares of Redeemable Stock or, in the event of such a partial redemption, a pro rata portion of such
                                                 --- ----
shares, the kind and amount of cash or other assets, securities or other property or consideration paid by the Corporation with respect to its redemption
of an equal number of shares of such Redeemable Stock.   If the consideration so
paid upon the Corporation's redemption of any such Redeemable Stock consists of or includes any other class or series of Redeemable Stock which is also redeemed before exercise of any Warrant, then the provisions of the first sentence of this Section 3.3(c) (and of this sentence) shall apply to successively to the
     --------------
shares of such other class or series of Redeemable Stock.

          (d) Adjustment Date.  The "Adjustment Date" for any distribution in
              ---------------
respect of which an adjustment is required by this Section 3.3 shall be either
                                                   -----------
(i) the date of taking of a record of holders of Common Stock for the purpose of entitling them to receive such distribution or, if no record is taken, at the date as of which the holders of Common Stock entitled to participate in such distribution were determined or (ii) the date of such distribution, whichever date yields the largest increase in the number of shares of Common Stock issuable upon exercise of a Warrant in applying the formula contained in the first sentence of Section 3.3(a).
                  --------------

          (e) Adjustment Effective Date.  An adjustment made pursuant to this
              -------------------------
Section 3.3 shall become effective, subject to Section 3.8(d), immediately after
-----------                                    --------------
such record date or, if no such record date is fixed, immediately after the time as of which holders of Common Stock entitled to participate in such distribution were determined or, if no such time is fixed, as of the date of such distribution.

          Section 3.4    Issuance of Additional Shares of Common Stock.
                         ---------------------------------------------

          (a) Adjustment Formula.  Subject to Section 3.4(b), if at any time the
              ------------------              --------------
Corporation shall issue, or pursuant to Section 3.5, Section 3.6, or Section 3.7
                                        -----------  -----------     -----------
be deemed to issue, any Additional Shares of Common Stock in exchange for consideration in an amount, determined in accordance with Section 3.8(a) and
                                                          --------------
Section 3.8(e), per Additional Share of Common Stock less than the Reference
--------------
Price as of the applicable time of determination specified in the last sentence of this Section 3.4(a), then (i) the number of shares of Common Stock which each
        --------------
Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which such Warrant was exercisable immediately prior to such time of determination by a fraction (x) the numerator of which shall be the number of Outstanding Common Shares immediately before such issuance or deemed issuance plus the number of Additional Shares of Common Stock so issued or deemed to be issued and (y) the denominator of which shall be the number of Outstanding Common Shares immediately before such issuance or deemed issuance plus the number of shares which the aggregate amount of consideration, if any, received by the Corporation upon such issuance or deemed issuance of all such Additional Shares of Common Stock would purchase at the Reference Price determined as of such time and (ii) the Warrant Price shall be adjusted to equal the Warrant Price immediately prior to such adjustment multiplied by the quotient obtained by dividing the number of shares of Common Stock for which such Warrant was exercisable immediately prior to the adjustment under clause (i) by the number of shares of Common Stock for which such Warrant is exercisable immediately after the adjustment under clause
(i).  The applicable time of determination shall be:

     (i) if the event requiring the adjustment is the taking of a record date for any dividend or distribution referred to in Section 3.5 or Section
                                                          -----------    -------
          3.6,  as of either the close of business on such record date or the
          ---
          date such dividend or distribution is paid, whichever produces the highest Reference Price, or

     (ii) in the case of any other issuance or deemed issuance, immediately prior to the time of such issuance or deemed issuance.

          (b) When Adjustment is Not Required.  The provisions of Section 3.4(a)
              -------------------------------                     --------------
shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is made under Section 3.2 or Section 3.3. Subject to Section 3.7,
                            -----------    -----------              -----------
no adjustment of the Conversion Rate shall be made under this Section 3.4 upon
                                                              -----------
the issuance of any Additional Shares of Common Stock which are or are deemed to be issued pursuant to (i)the exercise of any Existing Rights in accordance with the terms thereof in effect on the Closing Date or (ii) the exercise of any other Rights or the exercise of any conversion or exchange rights in any other Convertible Securities if, in the case of any such Rights or Convertible Securities referred to in this clause (ii) any such adjustment shall previously have been made, or no such adjustment shall have been required to be made, upon the issuance of such Rights or upon the issuance of such Convertible Securities (or upon the issuance of any Rights therefor) pursuant to Section 3.5 or
                                                          -----------
Section 3.6.
-----------

          (c) Effective Date.  Each adjustment pursuant to this Section 3.4 by
              --------------                                    -----------
reason of any issuance or deemed issuance of any Additional Shares of Common Stock shall be effective as of the date of such issuance or deemed issuance.

          Section 3.5    Issuance of Rights.
                         ------------------

          (a) If at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of, or shall in any manner (whether directly or indirectly by assumption in a consolidation or in a merger in which the Corporation is the surviving corporation or otherwise) issue to any Person or Persons, any Rights to subscribe for, purchase or otherwise acquire any Additional Shares of Common Stock or any Convertible Securities, in any case whether or not such Rights or the right to exchange or convert such Convertible Securities are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such Rights or upon conversion or exchange of such Convertible Securities determined pursuant to Section 3.8(a) and Section 3.8(e)
                                              --------------     --------------
shall be less than the Reference Price determined as of the applicable time of determination specified in the last sentence of this Section 3.5(a), then the
                                                     --------------
maximum number of shares of Common Stock issuable upon the exercise of such Rights or, in the case of Rights for Convertible Securities, upon the conversion or exchange of such Convertible Securities determined as of such applicable time shall be deemed to be Additional Shares of Common Stock issued as of such applicable time for such consideration per share and the number of shares of Common Stock for which each Warrant is exercisable and the Warrant Price shall be adjusted as provided in Section 3.4(a). The applicable time of determination
                           --------------
shall be

          (i) if the event requiring the adjustment is the taking of a record date for any dividend or distribution of Rights referred to in this Section 3.5(a), as of either the close of business on such
                    --------------
               record date or the date such dividend or distribution is paid, whichever produces the highest Reference Price, or

          (ii) in the case of any other issuance of Rights, immediately prior to the time of such issuance.

          (b)  No Further Adjustment on Exercise. Subject to Section 3.7, no
               ---------------------------------             -----------
further adjustments of the Warrants or the Warrant Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities for which an adjustment pursuant to this Section 3.5 previously had been made or was not
                            -----------
required
to be made.  Subject to Section 3.7, no adjustment under this Section
                        -----------                           -------
3.5 shall be required by reason of the grant of Employee Options that have an
---
exercise price per share of Common Stock (i) if granted before a Qualifying IPO, at least equal to five dollars or (ii) if granted after a Qualifying IPO, at least equal to the Current Market Price at the time of grant.

           Section 3.6   Issuance of Convertible Securities.
                         ----------------------------------

          (a) Adjustment.  If at any time the Corporation shall take a record of
              ----------
the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of, or shall in any manner (whether directly or indirectly by assumption in a consolidation or in a merger in which the Corporation is the surviving corporation or otherwise) issue, to any Person or Persons, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange determined pursuant to Section 3.8(a) and Section 3.8(e) shall be less than the Reference
            --------------     --------------
Price determined as of the applicable time of determination specified in the last sentence of this Section 3.6(a), then the maximum number of shares of
                      --------------
Common Stock issuable upon the conversion or exchange of such Convertible Securities determined as of such applicable time shall be deemed to be Additional Shares of Common Stock issued as of such applicable time for such consideration per share and the number of shares of Common Stock for which each Warrant is exercisable and the Warrant Price shall be adjusted as provided in

Section 3.4.  If the terms of any Convertible Securities provide for any
-----------
issuance of additional Convertible Securities (whether in payment of dividends or interest or otherwise), then each occasion on which any such additional Convertible Securities are issued shall be deemed a new issuance of Convertible Securities for which an adjustment pursuant to this Section 10.6 shall be made.
                                                    ------------
The applicable time of determination shall be:

     (i) if the event requiring the adjustment is the taking of a record date for any dividend or distribution of Rights referred to in this Section
                                                                    -------
     10.6(a), as of either the close of business on such record date or the date
     -------
     such dividend or distribution is paid, whichever produces the highest Reference Price, or

     (ii) in the case of any other issuance of Rights, immediately prior to the time of such issuance.

          (b) No Further Adjustment Upon Conversion.  Subject to Section 3.7, no
              -------------------------------------              -----------
further adjustment of the Warrants or the Warrant Price shall be made under this

Section 3.6 upon the issuance of any Convertible Securities which are issued
-----------
pursuant to the exercise of any Rights therefor if any such adjustment shall previously have been made upon the issuance of such Rights pursuant to Section
                                                                       -------
3.5.  Subject to Section 3.7, no further adjustments of the Warrants or the
---              -----------
Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of Convertible Securities for which an adjustment pursuant to this Section 3.6 previously had been made or was not required.
                 -----------

           Section 3.7   Superseding Adjustment.
                         ----------------------

          (a) Readjustment if Adjustment Previously Made.  If, at any time after
              ------------------------------------------
any adjustment of the number of shares of Common Stock for which each Warrant is exercisable and the Warrant Price shall have been made pursuant to Section 3.5
                                                                   -----------
or Section 3.6:
   -----------

          (i) the consideration paid or payable to the Corporation, or the number of shares of Common Stock issuable, upon the exercise, conversion or exchange of the Rights or Convertible Securities in respect of which such adjustment was made is increased, in the case of such consideration, or decreased in the case of such number of shares, by virtue of provisions contained therein for an automatic increase or decrease (as the case may be) upon the occurrence of a specified date or event, any amendment or modification of or departure from the terms thereof previously in effect or otherwise (other than under or by reason of an event resulting in a change pursuant to the provisions set forth in the documents governing such Rights or Convertible Securities designed to protect against dilution, which event also results in an adjustment pursuant to this Article III), the adjustments to Warrant Price and
                            -----------
the number of shares of Common Stock issuable upon exercise of each Warrant computed upon the original issuance thereof (or upon the taking of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be readjusted to the Warrant Price and number of shares issuable upon exercise of a single Warrant which would then be in effect had such adjustment originally been made on the basis that such increased or decreased consideration payable or such increased or decreased number of shares of Common Stock issued or issuable was the consideration payable or the number of shares issued or issuable in respect of such outstanding Rights or Convertible Securities which are actually outstanding on the effective time of such increase or decrease (but no such readjustment shall be made with respect to any Rights or Convertible Securities which for any reason no longer are outstanding as of such time); or

          (ii) any Rights or any rights of conversion or exchange under Convertible Securities in respect of which such adjustment was made shall expire without having been fully exercised, the Warrant Price computed upon the original grant, issuance or sale thereof or upon the taking of a record date with respect thereto (as the case may be), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

          (A) in the case of such Rights or Convertible Securities, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Rights or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Rights, the consideration actually received by the Corporation for the grant, issuance or sale of all such Rights, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Corporation for the issuance or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Cor poration upon such conversion or exchange; and

                          (B) in the case of any such Rights for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issuance or sale of such Rights, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the grant, issuance or sale of all such Rights, whether or not exercised, plus the additional consideration, if any, actually received by the Corporation upon the issuance or sale of the Convertible Securities with respect to which such Rights were actually exercised.

          (b) When Readjustment is Not to be Made.  No readjustment pursuant to
              -----------------------------------
this Section 3.7 shall have the effect of (i) decreasing the number of shares of
     -----------
Common Stock or the amounts of other Warrant Securities, cash or other property for which any Warrant is exercisable below the number of such shares and the amounts of such other Warrant Securities, cash and property for which such Warrant would have been exercisable if the original adjustment had not been made, but all subsequent adjustments, if any, required by this Article IV had
                                                               ----------
been made or (ii) requiring any surrender, return or redelivery of any shares of Common Stock, other Conversion Securities, cash or other property delivered upon any exercise of any Warrant prior to the time such readjustment is made, requiring that the exercising holder or any subsequent holder of any such shares of Common Stock, Warrant Securities or other property make any payment to the Corporation or otherwise affecting such shares of Common Stock, other Warrant Securities or other property or the rights or obligations of the exercising Holder or any such subsequent holder with respect thereto. From and after any adjustment or adjustments provided for in this Section 3.7, the Warrants and the
                                               -----------
Warrant Price shall continue to be subject to further adjustment as provided in this Article III.
     -----------

          (c) Adjustment When No Adjustment Was Previously Made.  If, at any
              -------------------------------------------------
time after any grant, sale or other issuance of any Rights or Convertible Securities for which an adjustment of the Conversion Rate shall not have been required to be made pursuant to the provisions of Section 3.5 or Section 3.6 (as
                                                  -----------    -----------
the case may be), the consideration paid or payable to the Corporation upon the exercise of such Rights or Convertible Securities is decreased, or the number of shares of Common Stock issued or issuable upon the exercise of such Rights or Convertible Securities is increased, in either case by virtue of provisions contained therein for an automatic decrease or increase (as the case may be) upon the occurrence of a specified date or event, any amendment or modification of or departure from the terms thereof previously in effect or otherwise (other than under or by reason of an event resulting in a change pursuant to the provisions set forth in the documents governing such Rights or Convertible Securities designed to protect against dilution, which event also results in an adjustment pursuant to this (Article III), then such event shall, for purposes
                             -----------
of Section 3.5 (in the case of such Rights) or Section 3.6 (in the case of such
   -----------                                 -----------
Convertible Securities) be deemed to be a new issuance, as of the date of the effectiveness of such decrease or increase (as the case may be) of Rights or Convertible Securities having terms reflecting such changes.

          (d) Adjustment for Events Affecting Existing Rights.  If the number of
              -----------------------------------------------
shares of Common Stock issued or issuable upon exercise of any Existing Right is increased as a direct or indirect result of any amendment or modification of or departure from the terms thereof previously in effect, then such increased number of shares of Common Stock issued or issuable upon exercise thereof shall be deemed to be Additional Shares of Common Stock issued as of the effective date of such increase for the additional consideration, if any, payable to acquire such increased number of shares upon exercise of such Existing Right, and the number of shares of Common Stock for which each Warrant is exercisable and the Warrant Price shall be adjusted as provided in Section 3.4. If the consideration payable for shares of
                        -----------
Common Stock issued or issuable upon exercise of any Existing Right is decreased as a direct or indirect result of any amendment or modification of or departure from the terms thereof previously in effect, then such event shall be deemed to be the issuance, as of the effective date of such decrease, of a number of Additional Shares of Common Stock equal to the excess of (i) the maximum number of shares of Common Stock issuable upon exercise of such Existing Right over
(ii) the number of shares of Common Stock determined by dividing the total consideration, if any, that would be payable to the Corporation upon the exercise in full of such Existing Right after giving effect to such decrease by the amount of consideration per share of Common Stock issuable upon exercise of such Existing Right that would have been payable to the Corporation absent such decrease.

          Section 3.8    Other Provisions Applicable to Adjustments.  The
                         ------------------------------------------
following provisions shall be applicable to the making of adjustments provided for in this Article III:
            -----------

                (a) Computation of Consideration.
                    ----------------------------

          (i) To the extent that any Additional Shares of Common Stock, any Convertible Securities or any Rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued or deemed to be for cash consideration, the consideration received or deemed to be received by the Corporation therefor shall be the net amount of the cash received or deemed to be received by the Corporation therefor (in any such case subtracting any amounts received in respect of accrued interest, accrued dividends or other similar amounts which the Corporation may be obligated to pay to the holders thereof in the future and any compensation, discounts or expenses paid or incurred by the Corporation in connection with the issuance thereof).

          (ii) To the extent that such issuance or deemed issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the Fair Market Value of such consideration at the time of such issuance or deemed issuance as determined in good faith by the Board.

          (iii) In case any Additional Shares of Common Stock, any Convertible Securities or any Rights to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock or Convertible Securities shall be issued or deemed to be issued in connection with any merger, consolidation, share exchange or similar transaction, the amount of consideration therefor shall be deemed to be the Fair Market Value, as determined in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, or Rights, as the case may be.

          (iv) In case any Additional Shares of Common Stock, any Convertible Securities or any Rights to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock or Convertible Securities are issued or deemed to be issued in combination with each other or with any other securities or property in connection with any transaction in which the Corporation receives cash, securities, property or other consideration, or any combination of the foregoing, then the amount of consideration therefor shall be deemed to be such portion of the cash, securities, property and other consideration received by the Corporation as the Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities or Rights, as the case may be, with any noncash consideration being valued at its Fair Market Value as determined by the Board in good faith. The consideration for any Additional Shares of Common Stock issuable or deemed to be issuable pursuant to any Rights to subscribe for, purchase or otherwise acquire the same shall be the consideration received or deemed to be received by the Corporation for issuing such Rights plus the minimum additional consideration, if any, paid or payable to the Corporation upon the exercise or deemed exercise of such Rights.

          (v) The consideration for any Additional Shares of Common Stock issued or issuable pursuant to the terms of any Convertible Securities covered by any Rights to subscribe for, purchase or otherwise acquire such Convertible Securities shall be the consideration received or deemed to be received by the Corporation for issuing such Rights, plus the minimum additional consideration, if any, paid or payable to the Corporation in respect of the subscription for, purchase or other acquisition of such Convertible Securities, plus the minimum additional consideration, if any, paid or payable to the Corporation upon the exercise or deemed exercise of the right of conversion or exchange in such Convertible Securities.

          (vi) The consideration for any Additional Shares of Common Stock issuable or deemed to be issuable pursuant to the terms of any Convertible Securities, other than any covered by any Rights to subscribe for, purchase or acquire the same, shall be the consideration received or deemed to be received by the Corporation for issuing such Convertible Securities plus the minimum additional consideration, if any, paid or payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities.

          (vii)     For all purposes of this Article III, all Rights or
                                             -----------
Convertible Securities issued or deemed to be issued to directors, officers, employees or consultants of the Corporation or any Subsidiary shall be deemed to be issued for no consideration except to the extent the Corporation receives in exchange for the issuance thereof consideration other than services rendered or to be rendered.

          (b) When Adjustments to Be Made.  The adjustments required by this
              ---------------------------
Article III shall be made whenever and as often as any specified event requiring
-----------
an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which a Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock) up to, but not beyond the date of conversion if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which a Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article III and not previously made by virtue of this Section
                 -----------                                           -------
3.8(b), would result in a minimum adjustment or on the date of conversion. For
------
the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (c) Fractional Interests.  In computing adjustments under this Article
              --------------------                                       -------
III, fractional interests in Common Stock shall be taken into account to the
---
nearest 1/100th of a share.

          (d) Delivery of Due Bills.  If, after the taking of any record of the
              ---------------------
holders of any class or series of capital stock of the Corporation for the purpose of entitling them to receive a dividend or distribution for or in connection with any other event in respect of which an adjustment pursuant to this Article III is required, but prior to the occurrence of the event for which
     -----------
such record is taken, any Warrant is exercised, the Corporation shall deliver to the exercising Warrantholder a due bill or other appropriate instrument evidencing such holder's right to receive the additional shares of Common Stock, other securities, cash and other property receivable upon conversion by reason of an adjustment pursuant to this Article III that would have been required by
                                  -----------
reason of such dividend, distribution or other event if the Warrant had continued to be outstanding immediately after the occurrence of the event requiring such adjustment.

          (e) Certain Determinations.  Any determination of the Current Market
              ----------------------
Price of any share of Common Stock or the Fair Market Value of any other security, asset, property or consideration which may be required to be made by the Board pursuant to or in connection with the application of any provision of this resolution may be disputed in good faith by the Majority Holders and any such dispute shall be resolved by an independent investment banking firm of recognized national standing selected by the Majority Holders and reasonably acceptable to the Corporation (and whose fees and expenses shall be paid by the Corporation), whose decision with respect to such dispute shall be final and conclusive and binding on the Corporation and all holders of Series A Shares. Any determination by the Board pursuant to Section 3.9(b) or Section 3.13 may be
                                           --------------    ------------
disputed in good faith by the Majority Holders, and any such dispute shall be resolved in accordance with Section 3.11.
                            ------------

          (f) Other Action Affecting Common Stock.  In case at any time or from
              -----------------------------------
time to time the Corporation shall take any action in respect of its Common Stock which is not one described in any other provision of Article III as
                                                           -----------
requiring an adjustment, then, unless such action will not have an adverse effect upon the rights and intended benefits of the holders of Warrants, the number of shares of Common Stock and the kind and amount of other securities and property for which each Warrant is exercisable shall be increased in such manner as may be equitable in the circumstances.

          Section 3.9    Multiple Classes of Common Stock.
                         --------------------------------

          (a) Election Right.  If, at any time while any Warrants are
              --------------
outstanding, the Corporation's authorized capital stock shall include two or more classes or series of Common Stock, then each Warrantholder shall have the right, upon each exercise of any of his Warrant(s), to elect to receive such number of shares of each such class or series as such holder desires, provided that the total number of shares of all classes and series selected by such holder shall not exceed the aggregate number of shares of Common Stock issuable upon exercise of such Warrants(s).

          (b) Adjustment Rights Apply.  If, as a result of any adjustment made
              -----------------------
pursuant to Article III, by virtue of the existence of Section 3.9(a), as a
            -----------                                --------------
result of any event referred to in Section 3.13, or otherwise, the holder of a
                                   ------------
Warrant would, upon exercise thereof, become the holder of more than one class or series of capital stock of the Corporation, then (i) the Warrant Price shall be allocated among such classes or series in such manner as the Board shall determine in good faith and (ii) number, amount and type of shares of Common Stock and other securities and property for which any Warrant may be exercised and the Warrant Price shall be subject to adjustment in respect of each such class and series of capital stock in a manner and on terms as nearly as equivalent as practicable to the provisions set forth in this Article III, which
                                                              -----------
manner and terms shall be determined by the Board promptly after each such adjustment, each such action by the Corporation and each other event which has or might have such result. Promptly after the Board makes any such determination, the Corporation shall deliver to each Warrantholder a written notice which shall describe in reasonable detail the manner and terms so determined.

           Section 3.10  Notices to Warrant Holders.
                         --------------------------

          (a) Notice of Adjustments.  Whenever the Warrant Price or the number
              ---------------------
of shares of Common Stock or the kind or amount of other securities or property for which any Warrant is exercisable shall be adjusted pursuant to Article III,
                                                                   -----------
the Corporation at its expense shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment, the nature and amount of such adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination required by any provision of Article III), the date as of which such adjustment was or will
                 -----------
be effective as provided herein, the number of shares of Common Stock and the kinds and amounts, other securities, cash and other property for which and the Warrant Price at which each Warrant was exercisable immediately prior to such event and for and at which such Warrant is exercisable immediately after such
adjustment and all other relevant information.   The Corporation shall promptly
cause to be delivered to each Warrantholder a signed copy of such certificate. The Corporation shall, upon the written request at any time of any Warrantholder, furnish or cause to be furnished to such Warrantholder a like certificate setting forth (i) the Warrant Price at the time in effect and showing how such Warrant Price was calculated, and

(ii) the number of shares of each class or series of Warrant Stock and the kind and amount, if any, of other Warrant Securities, cash and other property which at the time would be received upon the exercise of a Warrant at the time and showing how the same were calculated.

               (b) Notice of Corporate Action.  If at any time
                   --------------------------

                    (i) the Corporation shall take a record of the holders of any class, series or issue of its capital stock or other securities for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any evidences of its indebtedness, any shares of capital stock of any class or series, any cash or any other securities or property, or to receive any other right, interest or benefit, or

                    (ii) there shall be any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any Sale of the Company or any other event referred to in
Section 3.2 or 3.13 shall occur or be proposed, or
-------------------

                    (iii) there shall be any tender offer or exchange offer for Warrant Securities of any class, series or issue, or

                    (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then the Corporation shall (x) give to each Warrantholder at least 20 days' prior written notice of the date on which a record date shall be fixed for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, (y) promptly after learning of any such tender or exchange offer, deliver to each Warrantholder notice thereof, a copy of all written offering material which the Corporation possesses or reasonably can obtain or if no such materials exist or are possessed or can reasonably be obtained by the Corporation, a written summary of all material terms and conditions of and other material facts relating thereto known to the Corporation and (z) give each Warrantholder at least 20 days' prior written notice of the scheduled, planned or anticipated date when any such reorganization, reclassification, Sale of the Company, merger, consolidation, sale, transfer, dissolution, liquidation, winding up or other event shall take place. Such notice in accordance with clause (x) of the immediately preceding sentence also shall specify (i) the date on which any such record is to be taken for the purpose of the event covered by the notice or any related event, and (ii) the date on which such event or related event is to take place and, if applicable, the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable as a result of such event.

          (c) Notices To Stockholders.  In addition to the foregoing, each
              -----------------------
Warrantholder shall be given the same notices of corporate action or proposed corporate action as any holder of Common Stock.

      Section 3.11  No Impairment.  The Corporation shall not by or through
                    -------------
amending its certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of any Warrant or Warrant Certificate, but will at all times in good faith carry out and assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights and intended benefits of the Warrantholders against impairment. Without limiting the generality of the foregoing, the Corporation (i) will not directly or indirectly increase the par value of any shares of Common Stock or other capital stock receivable upon the exercise of any Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) will not take any action that results in any adjustment to the Warrant Price if after such adjustment the total number of shares of Common Stock or shares of any other class or series of Warrant Stock issuable upon the exercise of all of the outstanding Warrants would exceed the total number of shares of Common Stock or such other Warrant Stock, respectively, then authorized by the Corporation's Certificate of Incorporation and available and reserved for the purpose of issuance upon such exercise, and
(iii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue shares of each class and series of Warrant Stock and other Warrant Securities upon the exercise of any Warrant which in each case are fully paid, non-assessable and without personal liability attaching to the ownership thereof and not subject to preemptive and similar purchase rights. Upon the request of any Warrantholder, at any time, the Corporation will acknowledge in writing, in form satisfactory to such Warrantholder, the continuing validity of each Warrant and Warrant Certificate then held by such Warrantholder and the obligations of the Corporation with respect thereto and thereunder.

      Section 3.12  Resolution of Certain Disputes.
                    ------------------------------

          (a) Consultation.  If there shall arise any dispute between the
              ------------
Corporation and the Majority Holders concerning the interpretation, application or operation of the adjustment provisions of Article III (other than any such
                                             -----------
dispute referred to in the first sentence of Section 3.8(e), which shall be
                                             --------------
resolved as stated therein), the Corporation and the Majority Holders will promptly attempt to settle such dispute through consultation and negotiation in good faith and in a spirit of mutual cooperation. If agreement is reached concerning the resolution of such dispute, then such agreement shall be final, conclusive and binding on the Corporation and all Warrantholders.

          (b) Arbitration.  If, on or before the thirtieth day after written
              -----------
notice of such dispute is given by the Corporation to the Warrantholders or the Majority Holders to the Corporation, such dispute has not been resolved by the agreement of the Corporation and the Majority Holders, such dispute shall be settled by an expedited arbitration proceeding conducted in accordance with the then current Commercial Arbitration rules of the American Arbitration Society in New York, New York by a single arbitrator who satisfies the requirements of

Section 3.15(e) and who is mutually acceptable to the Corporation and the
---------------
Majority Holders or, in the event such Persons fail to agree upon such arbitrator within ten Business Days after such written notice of dispute is given, an arbitrator who satisfies such requirements appointed by the American Arbitration

Association upon application of either the Corporation or the Majority Holders. Neither the Corporation nor the Majority Holders shall unreasonably withhold its approval of the selection of an arbitrator satisfying the requirements of
Section 3.12(e).
---------------

          (c) Certain Provisions Applicable to Arbitration.  The Corporation and
              --------------------------------------------
the Majority Holders shall provide such arbitrator with such information as may be reasonably requested in connection with the arbitration of such dispute and shall otherwise cooperate with each other and such arbitrator in good faith and with the goal of resolving such dispute as promptly as reasonably practicable. The arbitrator shall not have authority to award damages, but shall have only the authority to determine disputes regarding the matters set forth in the first sentence of Section 3.12(a). Subject to the immediately preceding sentence and to Section 3.12(f), the arbitrator's decision with respect to the dispute
   ---------------
referred to such arbitration shall be final and binding and may be entered in any court with jurisdiction, and the Corporation and the Warrantholders shall abide by such decision and award. Each party shall bear its own costs and expenses, including attorney's fees, incurred in connection with any arbitration proceeding, except that the Corporation and the Warrantholders (as a group) each shall pay one-half of all fees, costs and disbursements of the arbitrator and of or charged by the American Arbitration Society.

          (d) Other Remedies.  The provisions of this Section 3.12 shall not in
              --------------                          ------------
any way limit or otherwise affect (i) the right of any Warrantholder to seek, with regard to the matter in dispute, specific performance or other injunctive relief in any court of competent jurisdiction or (ii) the rights or remedies of any Warrantholder with respect to any claim, controversy or dispute not submitted to and decided by or within the authority of an arbitrator pursuant to this Section 3.12.
     ------------

          (e) Arbitrators.  Each arbitrator appointed pursuant to Section
              -----------                                         -------
3.12(a) shall be an attorney who practices law in New York City, who has
-------
substantial experience in sophisticated corporate and securities transactions generally and in negotiating and drafting "antidilution" provisions of warrants and convertible securities in particular and who has not, and who is not a member or employee of any firm which has, rendered legal services to any of the parties to the dispute or any of their respective Affiliates within the preceding two years and who has no interest (other than the receipt of customary fees for his services as an arbitrator) in the matter in dispute.

          (f) Other Rights Unaffected.  Nothing contained in this Section 3.12
              -----------------------                             ------------
or any other provision hereof is intended to or shall preclude any holder of any Warrant or Warrant Stock from exercising or pursuing or otherwise limiting or affecting the rights or remedies which such holder may have pursuant to the Purchase Agreement, at law, in equity or otherwise by reason of any matter which is the subject of or basis for any dispute referred to in Section 3.12(a) (or
                                                          ---------------
any other matter), and the dispute resolution mechanisms provided for in this
Section 3.12 are intended solely as a means of resolving bona fide disputes
------------                                             ---- ----
concerning the interpretation, application or operation of the adjustment provisions of Article III (other than any such dispute referred to in the first
              -----------
sentence of Section 3.8(e), which shall be resolved as stated therein) or bona
            --------------                                                ----
fide disputes which the last sentence of Section 3.8(e) provides will be
----                                     --------------
resolved pursuant to this Section 3.12, and not for the purpose of determining
                          ------------
the rights of holders of Warrants or Warrant Stocks or the liabilities or obligations of the Corporation, for the purpose of resolving or settling any claim by any such holder of any breach or inaccuracy of any representation or warranty of, or any breach or failure to perform any covenant, agreement or obligation, of the Corporation contained herein or in the Purchase Agreement or any other Transaction Agreement (as defined in the Purchase Agreement) or any other purpose. Without limiting the generality of the immediately preceding sentence, no decision of any arbitrator appointed pursuant to this Section 3.12
                                                                   ------------
shall have or be given any res judicata or similar effect in any action, suit or
                           --- --------
proceeding in which any claim by any holder of any Warrant or Warrant Stock of any breach or inaccuracy of any representation or warranty of, or any breach or failure to perform any covenant, agreement or obligation, of the Corporation contained herein or in the Purchase Agreement or any other agreement or instrument is to be adjudicated.

          Section 3.13     Reclassification, Consolidation, Merger or Sale,
                           ------------------------------------------------
Conveyance or Lease or Assets.
-----------------------------

          (a) Adjustments.  If any of the following shall occur while any
              -----------
Warrants are outstanding:

          (i) any consolidation, merger, binding share exchange or reorganization to which the Corporation is party (other than a consolidation, merger, share exchange or reorganization in which the Corporation is the continuing corporation and which does not result in any reclassification of or change in the outstanding shares of Warrant Securities issuable upon exercise of the Warrants); or

          (ii) any sale, conveyance, transfer or lease to another Entity of the properties and assets of the Corporation as an entirety or substantially as an entirety,

then the Corporation or the successor or acquiring Entity, as the case may be, shall thereupon make appropriate provision, reasonably satisfactory to the Majority Holders, so that the holders of the Warrants then outstanding shall have the right at any time thereafter, upon exercise of the Warrants, to purchase the kind and amount of shares of common stock of such successor or acquiring Entity, other capital stock or equity interests, other securities and property receivable or purchasable (as the case may be) upon such reclassification, change, consolidation, merger, sale, conveyance, transfer or lease as would be received by a holder of the number of shares of Common Stock, the number of shares of each other class or series of Warrant Stock and the kind and amount of all other Warrant Securities issuable upon exercise of such Warrant immediately prior to such consolidation, merger, sale, conveyance, transfer or lease (after giving effect to all adjustments required by this

Article III, including any adjustment required by Section 3.15).  If the holders
-----------                                       ------------
of the Common Stock or any other shares of Warrant Stock of any class or series have rights of election as to the kind or amount of capital stock or other equity interests, other securities or other property receivable upon consummation of any such transaction, then the same right of election shall be given to the holders of the Warrants. For purposes of this Section 3.13,
                                                            --------------
"common stock of the successor or acquiring Entity" shall include capital stock (or other equity interests if such Entity is not a corporation) of such Entity of any class which is not preferred as to dividends or assets on liquidation over any other class or series of stock of such corporation (or other equity interests of a non-corporate Entity) and which is not subject to redemption and shall also include any evidences of indebtedness, shares of capital stock, equity interests or other securities which are convertible into or exchangeable for any such capital stock (or other equity interests), either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such capital stock (or other equity interests).

          (b) Express Assumption by Successor or Acquiring Corporation.  In case
              --------------------------------------------------------
of any such merger, consolidation, share exchange, reorganization, or disposition of assets, the successor or acquiring Entity shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this resolution to be performed and observed by the Corporation and all the obligations and liabilities thereunder or otherwise with respect thereto, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of shares of the capital stock, other securities or other property for which Warrants may be exercised which shall be as nearly equivalent as practicable to the adjustments provided for in Article III. Promptly after the Board makes any
                                -----------
such determination, the Corporation shall deliver to each Warrantholder a written notice which shall describe in reasonable detail the manner and terms so determined.

          (c) Provisions Apply Successively. The foregoing provisions of this
              -----------------------------
Section 3.13 shall similarly apply to successive reorganizations, mergers,
------------
consolidations or disposition of assets.

          Section 3.14   Adjustment Relating to Qualifying IPO.
                         -------------------------------------

          (a) Applicability; Certain Definitions.  The provisions of this
              ----------------------------------
Section 3.14 shall apply if the Corporation consummates a Qualifying IPO while
------------
any Warrants are outstanding.  For purposes of this Section:

          (i) the term "IPO Effective Time" means the time of the closing of the consummation of a Qualifying IPO; and

          (ii) the term "Offering Price" means the price to the public per share of Common Stock in a Qualifying IPO.

          (b)   Adjustment.  If the Corporation consummates a Qualifying IPO
                ----------
following the Closing Date and if the Offering Price is less than Ten Dollars per share, as such amount shall be appropriately adjusted in the event of any stock split or reverse stock split of the Common Stock after the Closing Time and prior to the IPO Effective Time (such amount, as it may be so adjusted, being referred to as the "Original Exercise Price"), then:

          (i) the Warrant Price of each Warrant in effect as of the IPO Effective Time shall be recomputed, giving effect to all adjustments provided for in Section 3.1 through Section 3.8,
                                           -----------         -----------
               inclusive, by reason of all events (including the consummation of the Qualifying IPO but not including the issuance of the shares of Common stock sold to the public in the Qualifying IPO) occurring after the date of original issuance of such Warrant and as of or prior to the IPO Effective Time, to be the amount which would have been, as of the IPO Effective Time, the Warrant Price of a Warrant that was issued as of such date of original issuance and continued to be outstanding at all times thereafter through and including the IPO Effective Time if the Warrant Price as of the date of such original issuance had initially been equal to the Offering Price (as appropriately adjusted for any stock split and reverse stock split of the Common Stock after the Closing Time and prior to the IPO Effective Time so that such adjusted Offering Price is the price per share which, if it had been proportionately adjusted for all such stock splits and reverse stock splits, would have been equal to the Offering Price);

          (ii) the number of shares of Common Stock and the type, number and amount of other securities, cash and property for which each Warrant is exercisable shall be recomputed, giving effect to all adjustments provided for in Section 3.1 through Section 3.8,
                                           -----------         -----------
               inclusive, by reason of all events (including the consummation of the Qualifying IPO but not including the issuance of the shares of Common Stock sold to the public in the Qualifying IPO) occurring after the Closing Time and as of or prior to the IPO Effective Time, to be the number of shares of Common Stock and the kind and number or amount of other securities, cash and other property for which a Warrant that was issued as of the Closing Time and continued to be outstanding at all times thereafter through and including the IPO Effective Time would have been exercisable as of the IPO Effective Time if such Warrant had initially as of such time of original issuance been exercisable for the number of whole and fractional shares of Common Stock equal to the absolute number determined by dividing the Original Exercise Price by the Offering Price (as appropriately adjusted for any stock split and reverse stock split of the Common Stock after the Closing Time and prior to the IPO Effective Time so that such adjusted Offering Price is the price per share which, if it had been proportionately adjusted for all such stock splits and reverse stock splits, would have been equal to the Offering Price); and

          (iii) effective as of the IPO Effective Time, the Warrant Price and the number of shares of Common Stock and the type, number and amount of other securities, cash and property for which each Warrant is exercisable shall be as recomputed under clause (i) and clause (ii) of this sentence, respectively.

          (c) Subsequent Adjustment Events.  From and after the effective time
              ----------------------------
of any adjustment made pursuant to this Section 3.14, the Warrant Price and the
                                        ------------
number of shares of

Common Stock and other securities and property for which a Warrant shall be exercisable shall continue to be subject to further adjustment as provided in
Article III.
-----------

     Section 3.15   Adjustment Relating to Certain Other Events.
                    -------------------------------------------

          (a) Applicability; Certain Definitions.  The adjustments provided for
              ----------------------------------
in Section 3.15(b) shall be made if either (i) the closing of the consummation of a Qualifying IPO by the Corporation does not occur at any time within the period of twenty-one consecutive months after the Closing Date or (ii) a Special Event occurs at any time prior to a Qualifying IPO and within twenty-one months after the Closing Date. For purposes of this Section, the term "Special Event" shall mean any of the either (i) Sale of Company or (ii) the liquidation, dissolution or winding up of the Corporation. If such adjustment is required pursuant to clause (i) of the first sentence of this Section 3.15(a), the term
                                                     ---------------
"Adjustment Time" shall mean 5:00 P.M., New York City time, on the last day of the period of twenty-one consecutive months after the Closing Date. If such adjustment is required pursuant to clause (ii) of the first sentence of this

Section 3.15(a), the term "Adjustment Time" shall mean the time of the
---------------
particular Special Event.

          (b) Adjustment.  If an adjustment shall be required by Section
              ----------                                         -------
3.15(a), then:

               (i) the Warrant Price of each Warrant in effect as of the Adjustment Time shall be recomputed, giving effect to all adjustments provided for in Section 3.1 through Section 3.8,
                                                -----------         -----------
                    inclusive, by reason of all events occurring after the date of original issuance of such Warrant and as of or prior to the Adjustment Time, to be the amount which would have been, as of the Adjustment Time, the Warrant Price of a Warrant that was issued as of such date of original issuance and continued to be outstanding at all times thereafter through and including the Adjustment Time if the Warrant Price as of the date of such original issuance had initially been equal to Seven Dollars;

               (ii) the number of shares of Common Stock and the type, number and amount of other securities, cash and property for which each Warrant is exercisable shall be recomputed, giving effect to all adjustments provided for in Section 3.1
                                                              -----------
                    through Section 3.8, inclusive, by reason of all events
                            -----------
                    occurring after the Closing Time and as of or prior to the Adjustment Time, to be the number of whole and fractional shares of Common Stock and the kind and number or amount of other securities, cash and other property for which a Warrant that was issued as of the Closing Time and continued to be outstanding at all times thereafter through and including the Adjustment Time would have been exercisable as of the Adjustment Time if such Warrant had initially as of such time of original issuance been exercisable for 1.429 shares of Common Stock; and

               (iii)effective as of the Adjustment Time, the Warrant Price and the number of shares of Common Stock and the type, number and amount of other securities, cash and property for which each Warrant is exercisable shall be as recomputed under clause (i) and clause (ii) of this sentence, respectively.

          (c) Subsequent Adjustment Events.  From and after the effective time
              ----------------------------
of any adjustment made pursuant to this Section 3.15, the Warrant Price and the
                                        ------------
number of shares of Common Stock and other securities and property for which a Warrant shall be exercisable shall continue to be subject to further adjustment as provided in Article III.
               -----------

      Section 3.16  Taking of Record; Stock and Warrant Transfer Books.  In the
                    --------------------------------------------------
case of all dividends or other distributions by the Corporation to the holders of its Common Stock with respect to which any provision of Article III refers to the taking of a record of such holders, in each such case the Corporation will not declare, pay or make any such dividend or distribution unless it shall take such a record and the Corporation take each such record as of the close of business on a Business Day. The Corporation will not at any time, except upon dissolution, liquidation or winding up of the Corporation, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                                   ARTICLE IV

                      OTHER PROVISIONS RELATING TO RIGHTS
                             OF HOLDERS OF WARRANTS
                             ----------------------

      Section 4.1   No Rights or Obligations as Warrant Securityholder Conferred
                    ------------------------------------------------------------
by Warrants or Warrant Certificates.  Except as otherwise provided herein, no
-----------------------------------
Warrant Certificate or Warrant evidenced thereby shall, prior to exercise thereof, entitle the holder thereof to any of the rights of a holder of Warrant Securities, including the right to vote at or to receive notice of any meeting of stockholders of the Corporation or any consent action or other proceeding of the Corporation. Neither the ownership of any Warrants or Warrant Certificate nor any provision of any Warrant Certificate shall give rise to any liability of the holder thereof for the purchase price of any Warrant Security or as a holder of any Warrant Security, whether such liability is asserted by or on behalf of the Corporation, creditors of the Corporation or any other Person.

      Section 4.2   Holder of Warrant Certificate May Enforce Rights.
                    ------------------------------------------------
Notwithstanding any of the provisions of any Warrant Certificate, any holder of a Warrant or a Warrant Certificate, without the consent of the holder of any Warrant Securities or the holder of any other Warrant or Warrant Certificate may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation suitable to enforce, or otherwise in respect of, his rights under his Warrant Certificate(s) or otherwise with respect to his Warrant(s).

      Section 4.3   Office of the Corporation.  As long as any of the Warrants
                    -------------------------
remain outstanding, the Corporation shall maintain one or more offices or agencies where the Warrants may be presented for exercise and Warrants and Warrant Securities may be presented for registration of transfer, division or combination. Warrants and Warrant Securities may, in any event, be presented for such purposes at the principal executive offices of the Corporation in the United States.

     Section 4.4    Uniform Terms.  The substantive terms, conditions and other
                    -------------
provisions of all Warrants and Warrant Certificates shall at all times be uniform and identical (except, in the case of Warrant Certificates, as to the number of Warrants evidenced thereby). The Corporation shall not issue any Warrants except pursuant to the Purchase Agreement. All Warrants outstanding from time to time shall be deemed to have been issued on the Issue Date, and all Warrant Certificates, whenever issued, shall be deemed to have been issued, and shall be dated, as of the Issue Date.

                                   ARTICLE V

                 TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS
                 ----------------------------------------------

      Section 5.1   Exchange and Transfer.  Transfer of Warrants shall be
                    ---------------------
registered on the books of the Corporation to be maintained for such purpose, upon surrender of the Warrant Certificate representing the Warrant or Warrants to be transferred at the office of the Corporation referred to in Section 2.1 or
                                                                  -----------
another office or agency designated by the Corporation pursuant to Section 4.3,
                                                                   -----------
together with a written Assignment Form substantially in the form annexed to this Agreement duly executed by the holder thereof or his duly appointed legal representative or attorney-in-fact. Upon such surrender, the Corporation shall, at its expense, execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant Certificate evidencing the Warrants not so assigned. Warrants, if properly assigned in compliance herewith, may be exercised by a new holder thereof without having a new Warrant Certificate issued. At the option of any Warrantholder (i) a Warrant Certificate may be exchanged for other Warrant Certificates representing, in the aggregate, the same number of Warrants as the Warrant Certificate exchanged or (ii) two or more Warrant Certificates may be exchanged for a single Warrant Certificate representing, or some other number of Warrant Certificates representing in the aggregate, the same number of Warrants as the Warrant Certificates exchanged, in each case upon surrender of the Warrant Certificate(s) to be exchanged at the office of the Corporation referred to in Section 2.1 or another office or agency designated by the Corporation pursuant to Section 4.3. Whenever any Warrant Certificate is so
                        -----------
surrendered for exchange, the Corporation shall, at its expense, execute and deliver the Warrant Certificate(s) which the Warrantholder making the exchange is entitled to receive. Upon receipt by the Corporation of any mutilated Warrant Certificate, or of evidence reasonably satisfactory to it of the loss, theft or destruction of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, the Corporation will make and deliver a new Warrant Certificate of identical tenor and representing the same number of Warrants as such mutilated, lost, stolen or destroyed Warrant Certificate. Any Warrant Certificate issued in exchange for any Warrant Certificate, in replacement of any mutilated, lost, stolen or destroyed Warrant Certificate or upon transfer of any Warrant shall be dated the Issue Date and shall represent an additional contractual obligation of the Corporation, whether or not the mutilated, lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to rights and benefits equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

      Section 5.2   Supplying Information.  The Corporation shall cooperate with
                    ---------------------
each Warrantholder and each holder of Warrant Securities in supplying such information as may be reasonably necessary for such Warrantholder or holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from registration under the Securities Act for the sale or other transfer of any Warrant or Warrant Securities. Without limiting the generality of the immediately preceding sentence, Warrantholders and prospective purchasers of Warrants designated by such holders will have the right to obtain from the Corporation upon request by such holders or prospective purchasers, during any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act, the information required by paragraph d(4)(i) of Rule 144A in connection with any transfer or proposed transfer of Warrants.

      Section 5.3   Expenses.  No service or other charge shall be made for any
                    --------
exchange, substitution, replacement or registration of transfer of Warrants or Warrant Certificates and the Corporation shall bear its own costs and expenses in connection therewith, but the Corporation may require payment of a sum sufficient to cover any stamp, stock transfer or other similar tax or governmental charge that is required to be paid by the Corporation solely by virtue of any transfer. All Warrant Certificates issued upon any exchange, substitution, replacement or registration of transfer of Warrant Certificates shall be the valid obligations of the Corporation, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificate surrendered for such exchange, substitution, replacement or registration of transfer.

                                   ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

     Section 6.1    Reacquired Warrants.  All Warrants received by the
                    -------------------
Corporation upon exercise or redeemed, retired, purchased or otherwise lawfully acquired by the Corporation or any of its Subsidiaries shall be retired and canceled and shall not be deemed outstanding for any purpose or reissued.

      Section 6.2   Amendment.  The terms, conditions and other provisions of
                    ---------
the Warrants and Warrant Certificates which, as indicated hereinabove, are intended to be uniform may be amended only with the written consent of the Corporation and the holders of a majority of the outstanding Warrants. Any such amendment which is so consented to shall be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

     Section 6.3    Determinations Generally.  Unless otherwise expressly
                    ------------------------
provided herein, all decisions and determinations required or permitted to be made hereunder by any Investor (including any decision as to whether to give any consent or approval) shall be made by such Person in its sole discretion.

     Section 6.4    Binding Effect; Successors and Assigns; Entire Agreement.
                    --------------------------------------------------------
Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give any creditor, stockholder or Affiliate of the Corporation or any other Person except the parties and the Persons who from time to time are holders of Warrants any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, all of which shall be for the sole and exclusive benefit of the parties. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and the Persons who from time to time are holders of Warrants and their respective successors and permitted assigns. Except as otherwise specifically permitted or contemplated by this Agreement, neither this Agreement nor any of the rights, interests or obligations of the Corporation hereunder shall be assigned or delegated without the prior written consent of the Majority Holders. This Agreement constitutes the entire agreement of the parties with respect to the subject matter herein and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the specific subject matter hereof.

     Section 6.5    No Implied Waivers.  No action taken pursuant to this
                    ------------------
Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any agreements, covenants, obligations or commitments contained herein or made pursuant hereto. The waiver by any party of a breach or benefit of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party or beneficiary to exercise any right, privilege or remedy hereunder shall be deemed a waiver of such party's or beneficiary's rights, privileges or remedies hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time.

     Section 6.6    Further Assurances.  Each party shall cooperate and take
                    ------------------
such actions as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     Section 6.7    Counterparts.  This Agreement may be executed in
                    ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement. In addition to any other lawful means of execution or delivery, this Agreement may be executed by facsimile signatures and may be delivered by the exchange of counterparts of signature pages by means of telecopier transmission.

     Section 6.8    Notices.  All notices, requests, demands, claims, and other
                    -------
communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Corporation:  Convergent Communications, Inc.
                        400 Inverness Drive South, Suite 400
                        Englewood, Colorado  80112
                        Attn:  General Counsel
                        Telephone:  (303) 749-3000
                        Telecopy:   (303) 749-3113

     with a copy to:    Richard M. Russo, Esq.
                        Gibson, Dunn & Crutcher LLP
                        1801 California Street, Suite 4100
                        Denver, Colorado  80202
                        Telephone:   (303) 298-5715
                        Telecopy:    (303) 296-5310

     If to any Warrantholder, to such Warrantholder at its address or supplied by such Warrantholder form time to time in writing to the Corporation, with a copy to:

                        Baker & Botts LLP
                        599 Lexington Avenue
                        Suite 2900
                        New York, New York 10022-6030
                        Attention: Joseph Young
                        Telephone:   (212) 705-5000
                        Telecopy:    (212) 705-5125

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, facsimile transmission ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     Section 6.9    Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

     Section 6.10   Severability.  If any provision of this Agreement  or the
                    ------------
application thereof to any person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, provided, that if any provision
                                           --------
hereof or thereof or the application of any such provisions shall be so held to be invalid, void or unenforceable by a court of competent jurisdiction, then such court may substitute therefor a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision and, if such court shall fail or decline to do so, the parties shall negotiate in good faith a suitable and equitable substitute provision. To the extent that any such provision shall be judicially unenforceable in any one or more states, such provision shall not be affected with respect to any other state, each provision with respect to each state being construed as several and independent.

     Section 6.11   Specific Performance.  Without intending to limit the
                    --------------------
remedies available to any of the parties, each of the parties acknowledges and agrees that a violation, breach or threatened by the other of any term of this Agreement will cause such party irreparable injury for which an adequate remedy at law is not available. The parties agree that each party shall have the right of specific performance and, accordingly, shall be entitled to an injunction, restraining order or other form of equitable relief, in addition to any and all other rights and remedies at law, from any court of competent jurisdiction restraining any other party from committing any breach or threatened breach of, or otherwise specifically to enforce, any provision of this Agreement and all such rights will be cumulative. The parties further agree that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                    (Signatures continued on the next page)

     IN WITNESS WHEREOF, the parties have executed this Warrant Agreement as of the date first written above.

                    CONVERGENT COMMUNICATIONS, INC.


                    By:    /s/ John R. Evans
                        ___________________________
                        Name:  John R. Evans
                        Title: Chief Executive Officer


                    SANDLER CAPITAL PARTNERS IV, L.P.

                    By:  SANDLER INVESTMENT PARTNERS, General Partner

                         By:  SANDLER CAPITAL MANAGEMENT, General Partner

                            By:  MJDM MEDIA CORP., a General Partner


                                    By:   /s/ Edward Grinacoff
                                       ----------------------------------
                                       Name:  Edward Grinacoff
                                       Title: President


                    SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                    By:  SANDLER INVESTMENT PARTNERS, General Partner

                         By:  SANDLER CAPITAL MANAGEMENT, General Partner

                            By:  MJDM MEDIA CORP., a General Partner


                                    By:   /s/ Edward Grinacoff
                                       __________________________________
                                       Name:  Edward Grinacoff
                                       Title: President

                    APPLEWOOD ASSOCIATES, L.P.

                    By:     /s/ Irwin Lieber
                       _________________________________
                         Name:  Irwin Lieber
                         Title: General Partner


                          MICHAEL PRICE, individually

                    /s/ Michael Price
                    ---------------------------


                    STEVE RATTNER, individually

                    /s/ Steve Rattner
                    ---------------------------

                    HARVEY SANDLER, individually

                    /s/ Harvey Sandler
                    ---------------------------

                    JOHN KORNREICH, individually

                    /s/ John Kornreich
                    ---------------------------

                    MJM ASSOCIATES L.P.


                    By:    /s/ Michael Marocco
                         --------------------------
                         Name: Michael J. Marocco
                         Title: General Partner


                    ANDREW SANDLER, individually

                    /s/ Andrew Sandler
                    ---------------------------

                    DAVID LEE, individually

                    /s/ David Lee
                    ---------------------------

                    DOUGLAS SCHIMMEL, individually

                    /s/ Douglas Schimmel
                    --------------------------


                    HANNAH STONE, individually

                    /s/ Hannah Stone
                    --------------------------